Exhibit 99.1

Thomas M. Joyce, Chairman & CEO Knight Capital Group, Inc.

Sandler O’Neill & Partners, L.P.

Financial Services Conference – “A Time for Structural Change” June 8, 2005 Le Parker Meridien, New York, N.Y.

Forward-Looking Statements

Safe Harbor

The presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with the costs and integration, performance and operation of the businesses being acquired by the Company, including ATTAIN and Direct Trading. Since such statements involve risks and uncertainties, the actual results and performance of the Company may turn out to be materially different from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward looking statements made in this report. Additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements can be found in the 2004 Annual Report on Form 10-K for the year ended December 31, 2004 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 of Knight Capital Group, Inc. filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission Internet site (http//www.sec.gov).

Corporate Disclaimers

Services offered through Knight Equity Markets and Knight Capital Markets, member SIPC and NASD; and Knight Equity Markets International, regulated by the Financial Services Authority in the U.K. and member of the London Stock Exchange.

Deephaven Capital Management LLC is an affiliated company offering asset management services. S3 Asset Management is an unaffiliated company which provides outsourced portfolio financing for asset managers and hedge funds.

Corporate Summary

Accomplishments

Diversified offering, revenues and client base Improved reputation Sold Derivative Markets Completed regulatory settlement and arbitration proceedings Maintained strong balance sheet Reduced expense base

Challenges

Market environment Regulatory changes Competition

Opportunities

Grow fees and commissions Liquidity pool Client philosophy Healthy balance sheet

Market Reality

Volume

(in billions)

2.6 2.5 2.4 2.3 2.2 2.1 2.0 1.9 1.8 1.7 1.6 1.5 1.4 1.3 1.2 1.1 1.0

NYSE avg daily shares

Nasdaq avg daily shares

Volatility

35

30

25

20

15

10

Jan-03 Feb-03 Mar-03 Apr-03 May-03 Jun-03 Jul-03 Aug-03 Sep-03 Oct-03 Nov-03 Dec-03

Jan-04 Feb-04 Mar-04 Apr-04 May-04 Jun-04 Jul-04 Aug-04 Sep-04 Oct-04 Nov-04 Dec-04

Jan-05 Feb-05 Mar-05 Apr-05

Jan-03 Feb-03 Mar-03 Apr-03 May-03 Jun-03 Jul-03 Aug-03 Sep-03 Oct-03 Nov-03 Dec-03

Jan-04 Feb-04 Mar-04 Apr-04 May-04 Jun-04 Jul-04 Aug-04 Sep-04 Oct-04 Nov-04 Dec-04

Jan-05 Feb-05 Mar-05 Apr-05

SPX VIX Close

Market Reality: Dynamic Environment

Investor Behavior

Growing sophistication

Better access to technology

Shortening investment time horizons

Consolidation

Online broker-dealers Exchanges

Regulatory Changes

Restructuring Equity Markets

Broker-Dealer

Broker-dealer sales and trading Listed, Nasdaq, Bulletin Board, Pink Sheets and foreign equities

Electronic Services

Direct Market Access ECN

Crossing Network

Block

Retail

Institutional

Institutional sales and trading Listed, Nasdaq and foreign equities London Operations Program sales and trading Soft dollar services

Broker-Dealer Market Share

Market Leadership

We supply liquidity to a great number of small- and mid-cap stocks

We are the largest market maker in the third market accounting for nearly 5% of all daily listed volume*

We are a market leader in OTC equity issues

# 2 broker in NMS volume with more than 8% market share*

# 1 broker in Nasdaq Small Cap stocks with more than 35% market share*

# 1 broker in OTC Bulletin Board volume with more than 45% of market share*

*Autex numbers as of May 31, 2005

Broker-Dealer Execution Quality

At or Better Percentage –All Nasdaq Market Orders

Knight 88.08%

Competitor A 79.96%

Competitor B 82.30%

Competitor C 83.49%

Industry Average

(Share Weighted) 86.00%

Indicates “certainty of execution”

Retail investors are most interested in receiving the price they see on the screen (Gallop 2004, commissioned by Ameritrade)

Effective/Quoted Spread –All Nasdaq Market Orders

Knight 124.32%

Competitor A 128.10%

Competitor B 138.79%

Competitor C 142.77%

Industry Average

(Share Weighted) 125.14%

• Knight believes effective/quoted is a more accurate assessment of pricing than effective spread

• Measurement most often used by Knight broker-dealer clients to determine execution quality

Data was obtained from the Public Disclosure section of The Transaction Auditing Group, Inc. (TAG) web site, April 2005. All Nasdaq market orders, all sizes (100 – 9,999 shares).

Broker-Dealer Summary

Accomplishments

Maintained high execution quality Automated more than 90% of Nasdaq order flow

Initiatives

Adjust rebate and fee programs Expand automated market-making effort Increase efficiency

Challenges

Market conditions

Determine appropriate and competitive pricing for liquidity Competition

Opportunities

Consolidation

More automated than competition Optimization of expense savings

Institutional Growth

State of the institutional business

2002 2005

Number of Clients 250 More than 1000

Percent Listed Revenues 0% Nearly 30%

Commissions ($) 100 million Target: 230 million

Sales Traders 29 80+

We seek deeper account penetration through cross selling our products.

Institutional Offering

Comprehensive and Unbundled

Listed Block

Nasdaq

OTC BB/Pink Sheets

International ADRs & Ordinaries

Corporate Access Corporate Services Knight Match

Portfolio Financing Advisory (S3) Program Trading Soft Dollar Services Special Situations Group

Institutional Market Share

2002 2003 2004

Listed 38/58 31/54 23/57

OTC 14/47 9/45 7/44

Industry Source

Institutional Summary

Accomplishments

Doubled revenues Established strong team Expanded offering Built listed block product

Initiatives

Grow client roster Cross-selling

Increase market penetration

Challenges

Competition from more established firms No research or investment banking offerings

Opportunities

Smaller firms under-serviced Specialty in small- and mid-cap stocks Unbundling Competitive pricing

Electronic Services

Electronic Services

Direct Market Access

Broker-neutral Reduced transaction and market impact costs Strong client service through Direct Trading Institutional, Inc.

ECN

Anonymous execution Alternative to consolidated exchange-owned ECNs Order matching

Crossing Network

Block Retail

Asset Management – Deephaven

Overview

Founded March 1994 $3.4 billion AUM Investors

Institutions

Funds of Funds

High Net Worth Individuals

Investment Funds

Market Neutral

Long/Short Equity

Event

Credit Opportunities

Philosophy

Capital preservation Market neutrality Low volatility

Annual target: 3-5% annual standard deviation

Low risk

Return

Market Neutral Fund – 18.12% annualized return since inception

Advantage

Institutional quality asset manager Multiple arbitrage strategies Robust risk management Proven and repeatable trading strategies Consistent superior results Dedicated to client service

As of March 31, 2005

Asset Management AUM Growth

AUM ($ in millions)

4,000 3,500 3,000 2,500 2,000 1,500 1,000 500 -

Deephaven Blended Returns

Q1 ‘05 Quarterly 0.8%

April ‘05 Monthly (2.8%)

April ‘05 YTD (2.0%)

Q1’05 Q4 ‘04 Q3 ‘04 Q2 ‘04 Q1 ‘04 Q4 ‘03 Q3 ‘03 Q2 ‘03 Q1 ‘03

Market Neutral Fund

Stand-alone Strategy Funds

Asset Management Summary

Accomplishments

Grew AUM

Diversified client base Single-strategy funds Retained management team

Initiatives

Continue AUM growth Introduce additional single-strategy funds Expand internationally

Challenges

Market environment Flow of funds

Opportunities

Long track record

Anticipated asset allocation shift toward alternative investments

Corporate Revenue Diversification

2002 Revenues

Net Trading Revenue Asset Mgmt Fees

Commissions and Fees Inv. Income and Other

2004 Revenues

Net Trading Revenue Asset Mgmt Fees

Commissions and Fees Inv. Income and Other

Why Knight?

Strong Financial Condition $834 million in stockholders’ equity

$233 million in cash

$315 million in corporate investment in Deephaven Funds*

(*$100 million withdrawn on April 1, 2005 as previously disclosed)

$167 million of net equity at clearing brokers

$68 million in strategic investments, includes

1.7 million shares of ISE

900 thousand shares of Nasdaq

Repurchased over $170 million in stock in 2004—2005 No long-term debt Book value $7.42 per diluted share

As of March 31, 2005

Why Knight?

Revenue & Earnings Potential

Growing institutional sales and trading business Large and superior broker-dealer platform Focused on increasing assets under management New channel for electronic trading

Thomas M. Joyce, Chairman & CEO Knight Capital Group, Inc.

Sandler O’Neill & Partners, L.P.

Financial Services Conference – “A Time for Structural Change” June 8, 2005 Le Parker Meridien, New York, N.Y.